UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 6, 2017

GP INVESTMENTS ACQUISITION CORP.
(Exact name of registrant as specified in its charter)

Cayman Islands	001-37397	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

150 E. 52nd Street, Suite 5003
New York, New York	10022
(Address of principal executive offices)	(Zip Code)

(212) 430-4340
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☑	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§240.12b-230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2) of this chapter.

☑	Emerging growth Company

☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On October 6, 2017, GP Investments Acquisition Corp., a Cayman Islands exempted company limited by shares (“GPIAC”), held an extraordinary general meeting of shareholders at which it submitted to a vote of shareholders eleven proposals.

The first proposal, to be approved by ordinary resolution, was to adopt the Agreement and Plan of Merger, dated as of May 16, 2017 (as amended, the “merger agreement”), as amended by Amendment No. 1 thereto, dated June 30, 2017, in each case, by and among GPIAC, Let’s Go Acquisition Corp., GPIAC’s wholly-owned subsidiary (“Let’s Go”), Rimini Street, Inc. (“Rimini Street”), and, solely in his capacity as the initial Holder Representative (as defined in the merger agreement) for the limited purposes set forth therein, the person specified as such in the merger agreement (the “Holder Representative”), which, among other things, provides for an integrated transaction consisting of the merger of Let’s Go with and into Rimini Street, with Rimini Street surviving the merger (the “first merger”), with the surviving corporation then merging with and into GPIAC (a corporation incorporated in the State of Delaware, assuming the Domestication Proposal is approved and adopted, and the filing with and acceptance by the Secretary of State of Delaware of the certificate of domestication in accordance with Section 388 of the General Corporation Law of the State of Delaware (the “DGCL”), with GPIAC surviving the merger (the “second merger” and, together with the first merger, the “mergers”) and renamed “Rimini Street, Inc.” (“RMNI”) immediately after consummation of the second merger, and to approve the transactions contemplated by the merger agreement (we refer to this proposal as the “Business Combination Proposal”).

The second proposal, to be approved by special resolution, assuming the Business Combination Proposal is approved and adopted, was to approve the change of GPIA’s jurisdiction of incorporation by deregistering as an exempted company in the Cayman Islands and continuing and domesticating as a corporation incorporated under the laws of the State of Delaware (the “domestication” and, together with the mergers, the “business combination”) (we refer to this proposal as the “Domestication Proposal”).

The third proposal, to be approved by special resolution, assuming the Domestication Proposal is approved and adopted, was to authorize (i) 600,000,000 additional shares of common stock of RMNI, which increases the total authorized shares of common stock to 1,000,000,000 shares of common stock and (ii) 80,000,000 additional shares of preferred stock of RMNI, which increases the total authorized shares of preferred stock to 100,000,000 (we refer to this proposal as “Organizational Documents Proposal A”).

The fourth proposal, to be approved by special resolution, assuming the Domestication Proposal is approved and adopted, was to authorize the board of directors of RMNI to issue any or all shares of RMNI’s preferred stock in one or more classes or series, with such terms and conditions as may be expressly determined by RMNI’s board of directors and as may be permitted by the DGCL (we refer to this proposal as “Organizational Documents Proposal B”).

The fifth proposal, to be approved by special resolution, assuming the Domestication Proposal is approved and adopted, was to authorize that directors of RMNI may only be removed for cause (we refer to this proposal as “Organizational Documents Proposal C”).

The sixth proposal, to be approved by special resolution, assuming the Domestication Proposal is approved and adopted, was to authorize that only the RMNI board of directors, chairperson of the board of directors, chief executive officer or president (in the absence of the chief executive officer) may call a meeting of stockholders (we refer to this proposal as “Organizational Documents Proposal D”).

The seventh proposal, to be approved by special resolution, assuming the Domestication Proposal is approved and adopted, was to authorize removal of the ability of RMNI stockholders to take action by written consent in lieu of a meeting (we refer to this proposal as “Organizational Documents Proposal E”).

The eighth proposal, to be approved by special resolution, assuming the Domestication Proposal is approved and adopted, was to authorize holders of sixty-six and two-thirds percent (66 2/3%) of the then outstanding RMNI capital stock as the minimum threshold required for a stockholder vote to amend RMNI’s certificate of incorporation (other than the articles thereof relating to the company’s name, address and registered office, purpose and matters related to the company’s common and preferred stock) and bylaws (we refer to this proposal as “Organizational Documents Proposal F”).

The ninth proposal, to be approved by special resolution, assuming the Domestication Proposal is approved and adopted, was to authorize all other changes in connection with the replacement of our memorandum and articles of association with a new certificate of incorporation and bylaws of RMNI as part of the domestication, including (i) changing the post-business combination corporate name from “GP Investments Acquisition Corp.” to “Rimini Street, Inc.” (with such change expected to be made immediately following the consummation of the second merger) and making RMNI’s corporate existence perpetual, (ii) adopting Delaware as the exclusive forum for certain stockholder litigation, and (iii) removing certain provisions related to our status as a blank check company that will no longer apply upon consummation of the business combination, all of which GPIA’s board of directors believes is necessary to adequately address the needs of RMNI after the business combination (we refer to this proposal as “Organizational Documents Proposal G”, and collectively with Organizational Documents Proposal A, Organizational Documents Proposal B, Organizational Documents Proposal C, Organizational Documents Proposal D, Organizational Documents Proposal E and Organizational Documents Proposal F, the “Organizational Documents Proposals”).

The tenth proposal, to be approved by ordinary resolution, was to approve, for the purposes of complying with the applicable provisions of NASDAQ Listing Rule 5635, the issuance of RMNI common stock to (1) the existing stockholders of Rimini Street in connection with the business combination and (2) GPIC, Ltd., a Bermuda company (the “Sponsor”), that the Sponsor may purchase in connection with the consummation of the first merger pursuant to the Sponsor’s equity commitment, to the extent such issuance would require a shareholder vote under NASDAQ Listing Rule 5635 (we refer to this proposal as the “Stock Issuance Proposal” and, collectively with the Business Combination Proposal, the Domestication Proposal and the Organizational Documents Proposals, the “Condition Precedent Proposals”).

At the extraordinary general meeting, holders of 18,430,413 of our ordinary shares, par value $0.0001 per share, which represents 92.1% of the shares outstanding and entitled to vote as of the record date of August 31, 2017, were represented in person or by proxy.

At the extraordinary general meeting, the shareholders approved the Business Combination Proposal, the Domestication Proposal, the Organizational Documents Proposals and the Stock Issuance Proposal by the votes set forth below:

Approval of Business Combination Proposal

Votes For	Votes Against	Abstentions
18,368,806	61,607	0

Approval of Domestication Proposal

Votes For	Votes Against	Abstentions
18,368,806	61,607	0

Approval of Organizational Documents Proposal A

Votes For	Votes Against	Abstentions
18,368,806	61,607	0

Approval of Organizational Documents Proposal B

Votes For	Votes Against	Abstentions
17,872,876	61,607	495,930

Approval of Organizational Documents Proposal C

Votes For	Votes Against	Abstentions
18,368,805	61,607	1

Approval of Organizational Documents Proposal D

Votes For	Votes Against	Abstentions
14,665,542	3,268,940	495,931

Approval of Organizational Documents Proposal E

Votes For	Votes Against	Abstentions
14,665,542	3,268,940	495,931

Approval of Organizational Documents Proposal F

Votes For	Votes Against	Abstentions
18,368,805	61,607	1

Approval of Organizational Documents Proposal G

Votes For	Votes Against	Abstentions
18,368,805	61,607	1

Approval of Stock Issuance Proposal

Votes For	Votes Against	Abstentions
18,368,805	61,607	1

Item 8.01. Other Events.

Item 5.07 above is incorporated into this Item 8.01 by reference.

Pursuant to the terms of the merger agreement, as described in the joint proxy statement/prospectus referred to below, the first merger is conditional upon, among other things, the receipt of the requisite approvals of the shareholders of GPIAC (the “Requisite GPIAC Shareholder Approvals”) and the requisite approvals of the stockholders of Rimini Street (the “Requisite Rimini Street Stockholder Approvals”).

A special meeting of the stockholders of Rimini Street was held at 5:00 p.m. Pacific time on October 5, 2017. In such special meeting, the stockholders of Rimini Street duly approved the resolutions comprising the Requisite Rimini Street Stockholder Approvals. In the extraordinary general meeting of the shareholders of GPIAC referred to in Item 5.07 above, the shareholders of GPIAC duly approved the resolutions comprising the Requisite GPIAC Shareholder Approvals. Accordingly, each of those conditions to the consummation of the first merger have been satisfied.

GPIAC and Rimini Street currently anticipate that closing of the business combination will take place on or around October 10, 2017 and that the units, common stock and warrants of RMNI will commence trading on the NASDAQ Capital Market under the symbols “RMNIU”, “RMNI” and “RMNIW” on or around October 11, 2017.

Forward Looking Statements

Certain statements included in this communication are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “may”, “should”, “would”, “plan”, “intend”, “anticipate”, “believe”, “estimate”, “predict”, “potential”, “seem”, “seek”, “continue”, “future”, “will”, “expect”, “outlook” or other similar words, phrases or expressions. These forward-looking statements include, but are not limited to, statements regarding future events, estimated or anticipated future results and benefits of GPIAC and Rimini Street following the transaction, future opportunities for the combined company and other statements that are not historical facts. These statements are based on the current expectations of GPIAC and Rimini Street management and are not predictions of actual performance. These statements are subject to a number of risks and uncertainties regarding GPIAC’s and Rimini Street’s respective businesses and the transaction, and actual results may differ materially. These risks and uncertainties include, but are not limited to: changes in the business environment in which GPIAC and Rimini Street operate, including inflation and interest rates, and general financial, economic, regulatory and political conditions affecting the industry in which Rimini Street operates; adverse litigation developments; inability to refinance existing debt on favorable terms; changes in taxes, governmental laws, and regulations; competitive product and pricing activity; difficulties of managing growth profitably; the loss of one or more members of GPIAC’s or Rimini Street’s management team; failure to realize the anticipated benefits of the transaction, including as a result of a delay in consummating the transaction or a delay or difficulty in integrating the businesses of GPIAC and Rimini Street; the inability to realize the expected amount and timing of cost savings and operating synergies; those discussed in GPIAC’s Annual Report on Form 10-K for the year ended December 31, 2016 under the heading “Risk Factors,” as updated from time to time by GPIAC’s Quarterly Reports on Form 10-Q and other documents of GPIAC on file with the SEC or in the joint proxy statement/prospectus that has been filed with the SEC by GPIAC. There may be additional risks that neither GPIAC nor Rimini Street presently know or that GPIAC and Rimini Street currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements provide GPIAC’s and Rimini Street’s expectations, plans or forecasts of future events and views as of the date of this communication. GPIAC and Rimini Street anticipate that subsequent events and developments will cause GPIAC’s and Rimini Street’s assessments to change. However, while GPIAC and Rimini Street may elect to update these forward-looking statements at some point in the future, GPIAC and Rimini Street specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing GPIAC’s and Rimini Street’s assessments as of any date subsequent to the date of this communication

No Offer or Solicitation

This communication is not intended to and does not constitute an offer to sell or the solicitation of an offer to buy or an invitation to purchase any securities or the solicitation of any vote or approval in any jurisdiction in connection with the proposed business combination between Rimini Street and GPIAC or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law.

Important Information For Investors And Stockholders

In connection with the transactions referred to in this communication, the registration statement of GPIAC on Form S-4 (File No.: 333-219101), was originally filed with the SEC on June 30, 2017, as subsequently amended and supplemented (the “Registration Statement”) and was declared effective by the SEC on September 8, 2017. The definitive joint proxy statement/prospectus was mailed to stockholders of Rimini Street and to shareholders of GPIAC on or around September 8, 2017 and the supplemental joint proxy statement/prospectus was filed with the SEC on October 4, 2017.

This communication is not a substitute for the joint proxy statement/prospectus or registration statement or for any other document that GPIAC may file with the SEC and send to GPIAC’s shareholders and/or Rimini Street’s stockholders in connection with the proposed transactions. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders may obtain free copies of the joint proxy statement/prospectus (when available) and other documents filed with the SEC by GPIAC through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by GPIAC are available free of charge by contacting GPIAC at 150 E. 52nd Street, Suite 5003, New York, New York 10022, Attn: Investor Relations.

Participants in the Solicitation

GPIAC and its directors and executive officers and other persons may be may be considered participants in the solicitation of proxies with respect to the proposed transactions under the rules of the SEC. GPIAC and Rimini Street and their respective directors and certain of their respective executive officers may be considered participants in the solicitation of proxies with respect to the proposed transactions under the rules of the SEC. Information about the directors and executive officers of GPIAC is set forth in its Annual Report on Form 10-K for the year ended December 31, 2016, which was filed with the SEC on March 16, 2017. Additional information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, are included in Registration Statement. These documents can be obtained free of charge from the sources indicated above.

Disclaimer

This Form 8-K is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of GPIAC, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

GP Investments Acquisition Corp.

	By:	/s/ Antonio Bonchristiano
Dated: October 6, 2017		Name: Antonio Bonchristiano
Title: Chief Executive Officer